                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



FIXED INCOME

Annual Report
2002

DELAWARE
Tax-Free Florida Fund

DELAWARE
Tax-Free Florida Insured Fund

DELAWARE
Tax-Free New York Fund

[LOGO] POWERED BY RESEARCH.(SM)

Table
  of Contents

Letter to Shareholders                      1

Portfolio Management Review                 3

New at Delaware                             7

Performance Summary
   Delaware Tax-Free
     Florida Fund                           8

   Delaware Tax-Free
     Florida Insured Fund                   9

   Delaware Tax-Free
     New York Fund                         10

Financial Statements:

   Statements of Net Assets                11

   Statements of Operations                18

   Statements of Changes
     in Net Assets                         19

   Financial Highlights                    20

   Notes to Financial
     Statements                            29

   Report of Independent
     Auditors                              33

Board of Trustees/Officers                 34

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Delaware Investments
  Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.
o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.
o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                                        September 10, 2002
  to Shareholders

Recap of Events
As we head into the fall, we are impressed by the resilience of the U.S. economy. Despite the repercussions of September 11 and a series of disheartening corporate scandals over the past 12 months, the economy has continued to show signs of recovery from a recession that recent government data suggests was worse than earlier depicted.

The U.S. gross domestic product (GDP), often considered a snapshot of the entire economy, has posted three consecutive quarters of growth. While it's true that the gains have been modest, we think it's important to consider how much worse the recession might have been had the economy not displayed such resiliency. Considering the collapse in capital spending that occurred when the business cycle bottomed, we think it may take some time for the economy to fully establish a base from which it can launch a more significant expansion.

With prospects for a growing economy ahead of us, we would like to review areas of financial strength in the 12-month period just passed, the biggest story in our opinion being the bond market. Interest rates help to drive bond performance, and since 2001 interest rates have moved substantially lower. Short-term rates have declined significantly, no doubt due to the Federal Reserve's 11 reductions of the fed funds target rate since early 2001. Longer-term rates, which are typically higher due to added future uncertainties, also moved lower, but to a lesser degree. The net result was that many bonds appreciated in value while continuing to pay out income.

Not surprising, we witnessed a wave of capital flows into bond funds this past year. Driven by a variety of factors -- including unattractive money market yields, diminished expectations for stock returns, and simple risk aversion, investors reallocated $73.9 billion into bond funds during the first half of 2002 (Source: AMG Data Services).

  "TO MEET RISING DEMAND, THE ISSUANCE
   OF NEW BONDS HAS BEEN DRAMATIC."

To meet rising demand, the issuance of new bonds has been dramatic. For municipal securities, the number of such offerings reached a record-setting $218.7 billion for the first eight months of 2002. This figure represents a greater than 20 percent increase over the same eight-month period in 2001 (Source: Salomon Smith Barney). It also has served to keep municipal bond yields high in relation to U.S. Treasury bonds.

Market Outlook
We believe that the U.S. economy will continue to grow for the remainder of 2002. We also believe that the Federal Reserve is likely to keep the fed funds target rate low for the near term. A continuation of low rates should offer ongoing strength to the housing market, through historically low mortgage rates, and could likely bode well for your Fund over the short run. The consumer continues to offer buoyancy to the economy, and corporate productivity gains could contribute to an increase in future earnings.

Total Return
For the period ended August 31, 2002                                   One Year
Delaware Tax-Free Florida Fund-- Class A Shares                         +6.42%
Lipper Florida Municipal Debt Funds Average (60 funds)                  +4.69%
Delaware Tax-Free Florida Insured Fund-- Class A Shares                 +5.83%
Lipper Florida Insured Municipal Debt Funds Average (13 funds)          +5.38%
Delaware Tax-Free New York Fund-- Class A Shares                        +4.98%
Lipper New York Municipal Debt Funds Average (102 funds)                +4.62%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                    +6.24%
Lehman Brothers Insured Municipal Bond Index                            +6.43%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the indexes can be found on pages 8 through 10. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

We encourage investors to be patient about economic renewal. The business community appears to have become more risk-averse -- a stance which may well prove useful in the long run by making companies to be particularly prudent with their strategic initiatives, but which also portends a gradual recovery. At the same time, we believe current events are weighing on the economy and on investors as well. With the possibility of U.S. action against Iraq, and with tensions lingering in the Middle East, outside events continue to play a large role in the current investment setting.

The past fiscal year has caused many investors to reassess their risk tolerance. There are a number of ways to prepare today for the possibility of continued market volatility. For starters, diversifying your investment portfolio is a strategy that stands out as imperative, especially with the stock market struggling to find its legs. We encourage consulting with a financial advisor to assure sufficient diversification in a portfolio targeted to meet specific goals. Given their income production and ability to moderate overall portfolio volatility, we are confident that Delaware Investments' municipal bond funds can maintain a meaningful place in a balanced portfolio structure.

Thank you for your continued confidence in, and commitment to, Delaware Investments.

Sincerely,

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                                     September 10, 2002
  Management Review

Fund Managers
Mitchell L. Conery
Senior Portfolio Manager

Patrick P. Coyne
Senior Portfolio Manager

The Funds' Results
The solid performance in the municipal bond markets that began in 2000 has now spanned the fiscal year ended August 31, 2002. In the past year, some investors likely sought out the bond markets as they looked for a safe haven from the relative poor performance of other asset classes -- especially equities. Other investors likely sought bonds' durable income streams.

Recently revised government data now indicates that last year's recession was worse than earlier depicted. Negative growth in U.S. gross domestic product
(GDP) actually occurred during three quarters in 2001, rather than just one quarter, as preliminary numbers from the U.S. Commerce Department had indicated. This news has contributed to concerns that the post-recession recovery may be developing more slowly than earlier believed. As a result, many investors are continuing to reevaluate their equity-related holdings.

While equity investors generally struggled, fixed-income investors enjoyed more positive conditions. The bullish environment for municipal bonds owed greatly to the Federal Reserve's drastic rate cuts in 2001. The current yield curve, which rises sharply from shorter-term rates to longer-term rates, reflects the environment for bonds. Though prices have been rising as a result of the decreasing interest rate environment, new bonds coming to market have had steadily lower yields.

Low interest rates also helped generate a healthy supply of new municipal securities as 2002 progressed. The main source of this new supply was refunding activity, as lower borrowing costs enticed issuers to refinance outstanding debt. In addition, many issuers were eager to initiate new projects while rates were low. For the first eight months of 2002, national municipal bond issuance was on a record pace of almost $220 billion, a 21 percent increase over the same period one year earlier (Source: Moody's Investors Service).

In New York, perhaps the biggest story is with New York City and the business dislocations caused by September 11. Coupled with the high debt levels and a large social service burden, the city faces likely fiscal strains for the next few years. (Source: Moody's Investors Service).

The outlook for Florida appears to be more promising, reflecting initial signs of post-recession recovery. Recent months' sales tax revenue collections have met the state's increased fiscal projections, indicating improvement with the state's financial standing.

We believe our investment style is well suited for these dynamic times. During the fiscal year, we generally adhered to a yield-oriented strategy. We purchased bonds close to their face value and held them for the long term with the objective of generating strong and stable income streams. As interest rates fell, our bond holdings often generated consistently higher income than more recently issued bonds that reflected the current lower interest rates. We believe that our investors also benefited from our conservative investment style, which precludes our making large bets on the future course of interest rates. We also do not significantly deviate relative to our benchmarks, be it by region or specific asset class.

During our fiscal year, the municipal bond market was especially volatile in the short end of the yield curve. According to analysis provided by Thomson Financial, yields on municipal securities with shorter maturities fell more than one full percentage point (from 2.43% to 1.40%). The Funds benefited from a concentration on this shorter end of the yield curve, which provided the portfolios with attractive income relative to lower yielding bonds coming to market.

Delaware Tax-Free Florida Fund
For the fiscal year ended August 31, 2002, the Fund returned +6.42% (Class A shares at net asset value with distributions reinvested), beating the Lipper Florida Municipal Debt Funds Average, which returned +4.69% for the same period. The Fund also outperformed its benchmark index. The Lehman Brothers Municipal Bond Index returned +6.24% for the same period.

The Fund was focused on high-quality fixed-income holdings, particularly bonds issued by hospitals. At the close of the fiscal year, two of the largest holdings included bonds issued by Jacksonville's Electrical Authority and the Florida State Board of Education. The bonds within the Fund are generally rated quite high, with 38.97% of the Fund comprised of AAA (S&P) bonds as of August 31, 2002.

During the fiscal year, we did see attractive relative value in A-rated bonds, and this portion of the Fund was increased while we pulled back on the percentage of AAA and AA bonds (from roughly 72% to 54.45%).

We also decreased the Fund's average maturity and duration, a means of limiting price fluctuation as yields neared historic lows. Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

--------------------------------------------------------------------------------
DELAWARE TAX-FREE FLORIDA FUND
PORTFOLIO CHARACTERISTICS

August 31, 2002
-------------------------------------------------------------
Current SEC 30-Day Yield*                        3.99%
-------------------------------------------------------------
Average Duration**                               5.40 years
-------------------------------------------------------------
Average Maturity***                              6.96 years
-------------------------------------------------------------
Average Credit Quality                           A
-------------------------------------------------------------

  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current SEC 30-day yield as of August 31, 2002 for Class B and Class C shares was 3.40%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

***Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
--------------------------------------------------------------------------------

Delaware Tax-Free Florida Insured Fund
For the 12-month period ended August 31, 2002, the Fund returned +5.83% (Class A shares at net asset value with distributions reinvested). This performance beat the +5.38% gain of the Lipper Florida Insured Municipal Debt Funds Average for the same period, but trailed the +6.43% gain of the Lehman Brothers Insured Municipal Bond Index.

Given the conservative nature of the Fund's profile, we kept its average maturity and duration slightly less than our peers, so as to reduce potential volatility. To take advantage of the general decline in interest rates during the period, as well as significant spreads between short- and long-term yields, we tended to be overweighted in short-term bonds.

The largest position in the Fund as of August 31, 2002 was Palm Beach County bonds, which were intended for crime enforcement and were Aaa rated by Moody's Rating Service. The second largest holding was Aaa rated bonds issued by the Florida Housing Finance Agency.

We are encouraged by Florida's generally strong financial condition. Revenues, which came under some pressure earlier in fiscal 2002, have shown strength lately, according to recent statistics from Standard & Poor's. For the southeast section of the country, Florida appears to have solid economic growth prospects. Also, the state appears to have its mounting debt burden well planned, through a central state agency responsible for debt financing.

--------------------------------------------------------------------------------
DELAWARE TAX-FREE FLORIDA INSURED FUND
PORTFOLIO CHARACTERISTICS
August 31, 2002
----------------------------------------------------
Current SEC 30-Day Yield*                3.63%
----------------------------------------------------
Average Duration**                       7.05 years
----------------------------------------------------
Average Maturity***                      8.03 years
----------------------------------------------------
Average Credit Quality                   AAA
----------------------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current SEC 30-day yield as of August 31, 2002 for Class B and Class C shares was 3.03%.
 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
***Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
--------------------------------------------------------------------------------

Delaware Tax-Free New York Fund
For the 12-month period ended August 31, 2002, the Fund returned +4.98% (Class A shares at net asset value with distributions reinvested). This performance trailed the +6.24% return of the Lehman Brothers Municipal Bond Index and beat the Lipper New York Municipal Debt Funds Average return of +4.62% for the same period.

The New York municipal bond market, which is quite large compared to other states, suffered noticeably from the effects of September 11. Bonds drawing revenue from airport operations were particularly impacted, though we had limited exposure to such securities.

For the state of New York, a budget shortfall that's projected to be $6.8 billion should span fiscal years 2002 and 2003. Businesses deciding to relocate outside of New York City after the events of last fall may produce negative effects well into the future. The city's outlook at best appears mixed, owing largely to the extraordinary pressures being exerted from last year's recession and terrorist attacks. While New York City is noted for its institutionalized budget controls and a strong fundamental economic base, it appears that city government may potentially be faced with picking up a tab of $500 million for the World Trade Center clean-up, even after the federal government's aid package has been taken into consideration (Source: Moody's).

Large positions within Delaware Tax-Free New York Fund during the year included revenue bonds from such issuers as the Albany Industrial Development Agency and Onondaga County. At the close of the Fund's fiscal year, the greatest weighting by credit quality was in AA bonds at 32.45% of total assets. BBB bonds came in second, representing 25.09% of the portfolio's assets.

We extended both the Fund's average maturity and duration in order to capture additional performance during the year. We felt this decision ultimately benefited shareholders, since the move did not take on a commensurate level of credit risk.

--------------------------------------------------------------------------------
DELAWARE TAX-FREE NEW YORK FUND
PORTFOLIO CHARACTERISTICS
August 31, 2002
-----------------------------------------------------
Current SEC 30-Day Yield*                4.11%
-----------------------------------------------------
Average Duration**                       7.60 years
-----------------------------------------------------
Average Maturity***                      12.20 years
-----------------------------------------------------
Average Credit Quality                   AA
-----------------------------------------------------

  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current SEC 30-day yield as of August 31, 2002 for Class B and Class C shares was 3.52% and 3.53%, respectively.
 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
***Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
--------------------------------------------------------------------------------

Outlook
Moving forward, we will continue to seek out unique opportunities as identified by our exceptional staff of credit analysts. We anticipate a continued attractive environment for municipal investors going forward. One reason for our optimism is that municipal bonds tend to attract few foreign investors, who have begun retrenching from U.S. fixed-income markets. Also, as industry publication The Bond Buyer recently noted, 2002 may well end with a historic high for new municipal securities coming to market. State and local agencies are seeking to replace older, higher-yielding debt with newer, cheaper debt before interest rates move upwards. These same institutions may also need to borrow to fund capital projects as a result of decreased tax receipts caused by the lingering effects of last year's recession. With new education- and transportation-oriented bonds likely, we may well see heavy volume in the months ahead (Source: Salomon Smith Barney).

We also note that municipal bonds have become attractively valued relative to equivalent Treasury securities. For example, as of August 31, 2001, the yield of a AAA-rated 10-year general obligation municipal bond was 83.4 percent of an equivalent Treasury security, and on August 31, 2002 it reached 88.3 percent (Source: Bloomberg). As municipal yields approach Treasury yields, the more potential value they offer shareholders.

We generally expect longer-maturity securities to begin closing the performance gap with shorter-maturity securities. Because we believe that longer-maturity bonds may be somewhat undervalued, we may decide to expand our holdings in this area across each of the funds.

Looking ahead, we believe that the economy should continue to rebound and that the threat of an imminent "double-dip" recession seems completely unwarranted. As such, it is likely that the Federal Reserve Board will eventually raise interest rates. If and when rates do rise, we plan to reinvest the Fund's assets in municipal bonds offering higher prevailing yields.

We believe that municipals will continue to be attractive to investors, given the turbulent stock market of last fall and this past July. We think a balanced asset allocation that includes municipals is likely to prove its worth in the long run.

30-year Municipal Bonds
Tax-Equivalent Yields
As of August 31, 2002


                                [Graphic Omitted]

10%-----------------------------------------------------------------------------

         AAA Tax-Equivalent Yield                  AA Tax-Equivalent Yield
5%--------------------------------------     -----------------------------------
5.58%   6.51%   6.79%   7.31%    7.74%       5.88%   6.85%   7.14%  7.69%  8.14%

0%--------------------------------------     -----------------------------------
 15%      27%     30%     35%    38.6%        15%     27%     30%    35%   38.6%

                               Income Tax Bracket

As of August 31, 2002, the yield on 30-year AAA-rated municipal bonds nationally was 4.75% and the yield on 30-year AA-rated municipal bonds nationally was 5.00% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket. Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

New
  at Delaware

--------------------------------------------------------------------------------
Simplify your life.                                        [Graphic Omitted]
   MANAGE YOUR INVESTMENTS                                 [E:DELIVERY LOGO]
                    ONLINE!

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available.
You also get:

o Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 AM to
8:00 PM ET, Monday through Friday to assist with any questions.
--------------------------------------------------------------------------------

Delaware
  Tax-Free Florida Fund

Fund Basics
As of August 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from Florida state intangibles tax as is
consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$16.31 million
--------------------------------------------------------------------------------
Number of Holdings:
35
--------------------------------------------------------------------------------
Fund Start Date:
March 2, 1995
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in finance from the State
University of New York at Albany. Prior to joining Delaware
Investments in 1997, he served as an investment officer with the Travelers Group. Before that, he held positions at CS First Boston
Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DVFAX
Class B DVFBX
Class C DVFCX

Fund Performance
Average Annual Total Returns
Through August 31, 2002                 Lifetime       Five Years       One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
Excluding Sales Charge                  +6.74%           +5.68%          +6.42%
Including Sales Charge                  +6.19%           +4.87%          +2.47%
--------------------------------------------------------------------------------
Class B (Est. 9/15/95)
Excluding Sales Charge                  +5.59%           +4.89%          +5.52%
Including Sales Charge                  +5.59%           +4.55%          +1.52%
--------------------------------------------------------------------------------
Class C (Est. 4/22/95)
Excluding Sales Charge                  +5.70%           +4.92%          +5.63%
Including Sales Charge                  +5.70%           +4.92%          +4.63%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Florida Fund. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
March 2, 1995 (Fund's inception) through August 31, 2002

                                [Graphic Omitted]

                                        Lehman
               Delaware Tax-           Brothers
             Free Florida Fund      Municipal Bond
               Class A Shares           Index

    3/31/95       $ 9,753              $10,000
    8/31/95       $10,088              $10,469
    8/31/96       $10,795              $11,017
    8/31/97       $11,895              $12,036
    8/31/98       $13,122              $13,077
    8/31/99       $12,924              $13,148
    8/31/00       $13,455              $14,033
    8/31/01       $14,731              $15,466
    8/31/02       $15,678              $16,423

Chart assumes $10,000 invested on March 2, 1995 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at that month's end, March 31, 1995. After March 31, 1995, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  Tax-Free Florida Insured Fund

Fund Basics
As of August 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from Florida state intangibles tax, as is
consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$111.56 million
--------------------------------------------------------------------------------
Number of Holdings:
46
--------------------------------------------------------------------------------
Fund Start Date:
January 1, 1992
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A VFLIX
Class B DVDBX
Class C DVDCX

Fund Performance
Average Annual Total Returns
Through August 31, 2002                Lifetime  Ten Years  Five Years  One Year
--------------------------------------------------------------------------------
Class A (Est. 1/1/92)
Excluding Sales Charge                  +6.67%      6.42%     +5.67%    +5.83%
Including Sales Charge                  +6.29%      6.01%     +4.86%    +1.84%
--------------------------------------------------------------------------------
Class B (Est. 3/11/94)
Excluding Sales Charge                  +5.22%                +4.87%    +5.01%
Including Sales Charge                  +5.22%                +4.53%    +1.01%
--------------------------------------------------------------------------------
Class C (Est. 9/29/97)*
Excluding Sales Charge                  +4.66%                          +4.93%
Including Sales Charge                  +4.66%                          +3.93%
--------------------------------------------------------------------------------

*Class C shares were sold and outstanding from September 29, 1997 until December
 18, 1997, when all of the outstanding Class C shares were redeemed. There were no outstanding Class C shares or shareholder activity from December 19, 1997 through January 7, 1999. The performance for Class C shares during the period from December 19, 1997 through January 7, 1999 is based on the performance of Class B shares.

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Florida Insured Fund. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1992 through August 31, 2002

                                [Graphic Omitted]

                 Delaware Tax-Free        Lehman Brothers      Lehman Brothers
                  Florida Insured        Insured Municipal      Municipal Bond
                Fund Class A Shares         Bond Index**             Index
  8/31/1992           $ 9,624                 $10,000              $10,000
  8/31/1993           $11,120                 $11,316              $11,245
  8/31/1994           $10,816                 $11,261              $11,261
  8/31/1995           $11,698                 $12,287              $12,259
  8/31/1996           $12,389                 $12,954              $12,902
  8/31/1997           $13,596                 $14,172              $14,094
  8/31/1998           $14,817                 $15,476              $15,313
  8/31/1999           $14,693                 $15,431              $15,397
  8/31/2000           $15,471                 $16,575              $16,433
  8/31/2001           $16,924                 $18,355              $18,111
  8/31/2002           $17,912                 $19,536              $19,231

 Chart assumes $10,000 invested on August 31, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Insured Municipal Bond Index and Lehman Brothers Municipal Bond Index are unmanaged indexes that generally track the performance of municipal bonds. The indexes are unmanaged and do not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

**Currently, Delaware Tax-Free Florida Insured Fund's benchmark is the Lehman
  Brothers Insured Municipal Bond Index. In the future, the Fund will use the Lehman Brothers Municipal Bond Index as its benchmark because information concerning the Lehman Brothers Insured Municipal Bond Index no longer is generally available for use by the Fund.

Delaware
  Tax-Free New York Fund

Fund Basics
As of August 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from New York state personal income tax as is
consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$13.96 million
--------------------------------------------------------------------------------
Number of Holdings:
26
--------------------------------------------------------------------------------
Fund Start Date:
November 6, 1987
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A FTNYX
Class B DVTNX
Class C DVFNX

Fund Performance
Average Annual Total Returns
Through August 31, 2002              Lifetime   10 Years  Five Years  One Year
--------------------------------------------------------------------------------
Class A (Est. 11/6/87)
Excluding Sales Charge                +6.63%     +5.26%     +5.08%     +4.98%
Including Sales Charge                +6.36%     +4.85%     +4.27%     +1.07%
--------------------------------------------------------------------------------
Class B (Est. 11/14/94)
Excluding Sales Charge                +4.93%                +4.33%     +4.30%
Including Sales Charge                +4.93%                +4.00%     +0.30%
--------------------------------------------------------------------------------
Class C (Est. 4/26/95)
Excluding Sales Charge                +4.29%                +4.31%     +4.20%
Including Sales Charge                +4.29%                +4.31%     +3.20%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free New York Fund. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1992 through August 31, 2002

                               [Graphic Omitted]

             Delaware Tax-Free
              New York Fund           Lehman Brothers
              Class A Shares       Municipal Bond Index
   Aug-92        $ 9,647                 $10,000
   Aug-93        $10,748                 $11,245
   Aug-94        $10,826                 $11,261
   Aug-95        $11,459                 $12,259
   Aug-96        $11,861                 $12,902
   Aug-97        $12,558                 $14,094
   Aug-98        $13,467                 $15,313
   Aug-99        $13,137                 $15,397
   Aug-00        $13,804                 $16,433
   Aug-01        $15,328                 $18,111
   Aug-02        $16,093                 $19,231

Chart assumes $10,000 invested on August 31, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statements                                        Delaware Tax-Free Florida Fund
       of Net Assets                              August 31, 2002

                                                     Principal      Market
                                                     Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 97.54%
--------------------------------------------------------------------------------
Continuing Care/Retirement Revenue Bonds - 1.64%
   Volusia County Health Facilities
     Authority (John Knox Village)
     Series A 6.00% 6/1/17 (RADIAN)               $   250,000   $     266,893
                                                                -------------
                                                                      266,893
                                                                -------------
Corporate-Backed Revenue Bonds - 0.96%
   Jacksonville Sewer & Solid Waste
     Disposal Facilities Authority
     (Anheuser Busch Project)
     5.875% 2/1/36 (AMT)                              150,000         155,991
                                                                -------------
                                                                      155,991
                                                                -------------
Dedicated Tax & Fees Revenue Bonds - 1.23%
   Dade County Special Obligation
     Series B 5.00% 10/1/35 (AMBAC)                   200,000         200,126
                                                                -------------
                                                                      200,126
                                                                -------------
Hospital Revenue Bonds - 28.74%
   Escambia County Health Facilities
     Authority (Florida Healthcare
     Facilities)(VHA Program)
     5.95% 7/1/20 (AMBAC)                             425,000         487,250
   Highlands County Health Facilities
     Authority (Adventist Health
     System/SunBelt) Series A
     6.00% 11/15/31                                   500,000         522,150
   Lakeland Hospital Systems Revenue
     (Lakeland Regional Health Systems)
     5.50% 11/15/32                                   500,000         500,990
   Leesburg Regional Medical Center
     Project Series A 6.125% 7/1/12                   100,000         104,820
   North Miami Health Facilities
     Authority
     (Catholic Health Services)
     (LOC Suntrust Bank of Miami)
     6.00% 8/15/16                                    500,000         535,575
   Orange County Health Facilities
     Authority Revenue
     (Orlando Regional Healthcare)
     5.75% 12/1/32                                    500,000         511,420
   Orange County, Florida Health Facilities
     Authority Revenue Hospital
     (Adventist Health System)
     5.625% 11/15/32                                  500,000         502,585
   Palm Beach County Health Facilities
     Authority Revenue Refunding
     Hospital (Boca Raton
     Community Hospital)
     5.625% 12/1/31                                   500,000         505,780
   South Broward Hospital
     District Revenue (Memorial
     Healthcare System)
     5.625% 5/1/32                                  1,000,000       1,015,959
                                                                -------------
                                                                    4,686,529
                                                                -------------

                                          Principal        Market
                                          Amount           Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
 Investor Owned Utilities Revenue Bonds - 3.12%
   Hillsborough County, Florida Industrial
      Development Authority Pollution
      Control Revenue (Tampa Electric
      Company Project) 5.50% 10/1/23              $   500,000   $     508,685
                                                                -------------
                                                                      508,685
                                                                -------------
 Miscellaneous Revenue Bonds - 7.07%
   Florida State Board of Education
      (Lottery Revenue) Series A
      6.00% 7/1/14 (FGIC)                           1,000,000       1,153,440
                                                                -------------
                                                                    1,153,440
                                                                -------------
 Multi Family Housing Revenue Bonds - 11.28%
   Dade County Housing Finance Authority
      (Lincoln Fields Apartments Section 8)
      6.25% 7/1/24 (MBIA)                             500,000         507,290
   Duval Housing Finance Authority
      (St. Augustine Apartments)
      6.00% 3/1/21                                    300,000         309,693
   Florida Housing Finance Agency
      (The Vineyards Project) Series H
      6.40% 11/1/15                                   500,000         509,835
   Volusia County Housing Finance
      Authority (San Marco Apartments)
      Series A 5.60% 1/1/44 (FSA)                     500,000         512,460
                                                                -------------
                                                                    1,839,278
                                                                -------------
 Ports & Harbors Revenue Bonds - 3.21%
   Jacksonville, Florida Port Authority
      5.70% 11/1/30 (MBIA) (AMT)                      500,000         523,780
                                                                -------------
                                                                      523,780
                                                                -------------
*Pre-Refunded Bonds - 18.61%
   Pinellas County Educational Facilities
      Authority (Clearwater Christian
      College) Private Placement
      8.00% 2/1/11-06                                 300,000         347,655
   Tampa Utilities Tax Revenue Series A
      6.00% 10/1/17-09 (AMBAC)                      1,000,000       1,182,480
      6.125% 10/1/18-09 (AMBAC)                     1,000,000       1,190,339
   Volusia County, Florida Industrial
      Development Authority Mortgage
      Revenue (Bishops Glen Project
      Retirement Health Facilities)
      7.50% 11/1/16-06                                270,000         314,987
                                                                -------------
                                                                    3,035,461
                                                                -------------
 Public Power Revenue Bonds - 6.26%
   Jacksonville, Florida Electric Authority
      Revenue Electric System Series 3-C
      5.50% 10/1/30                                 1,000,000       1,020,530
                                                                -------------
                                                                    1,020,530
                                                                -------------

Statements                                        Delaware Tax-Free Florida Fund
       of Net Assets (continued)

                                                     Principal      Market
                                                     Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Single Family Housing Revenue Bonds - 0.98%
   Florida Housing Finance Agency
     Homeowner Mortgage Series 1B
     6.00% 7/1/17                                   $ 150,000   $     159,017
                                                                -------------
                                                                      159,017
                                                                -------------
Tax Increment/Special Revenue Bonds - 5.76%
   Lake Bernadette Community
     Development District Special
     Assessment Series A 8.00% 5/1/17                 245,000         257,223
   Northern Palm Beach County
     Improvement District Special
     Assessment (Abacoa Water Control)
     7.20% 8/1/16                                     300,000         324,684
   Orlando, Florida Special Assessment
     (Conroy Road Interchange)
     Series B 5.25% 5/1/05                            130,000         130,423
   Tampa Palms Community Development
     District (Richmond Place Project)
     7.50% 5/1/18                                     215,000         227,423
                                                                -------------
                                                                      939,753
                                                                -------------
Territorial Revenue Bonds - 1.31%
   Puerto Rico Commonwealth Highway
     & Transportation Authority Revenue
     Series B 6.00% 7/1/26                            150,000         162,813
   Puerto Rico Electric Power Authority
     Power Revenue Series X 5.50% 7/1/25               50,000          50,921
                                                                -------------
                                                                      213,734
                                                                -------------
Turnpike/Toll Road Revenue Bonds - 2.13%
   Dunes, Florida Community
     Development District Revenue
     Refunding-Intracoastal Waterway
     Bridge (ITT Industries Corporation)
     5.50% 10/1/07                                    175,000         185,915
   Florida State Mid-Bay Bridge Authority
     Series D 6.125% 10/1/22                          160,000         162,003
                                                                -------------
                                                                      347,918
                                                                -------------
Water & Sewer Revenue Bonds - 5.24%
   Jacksonville Electric Authority Revenue
     Water & Sewer Systems Series A
     5.625% 10/1/37                                   500,000         504,065
   Tampa Bay Water Utility Systems
     Revenue Series B
     5.00% 10/1/31 (FGIC)                             350,000         350,364
                                                                -------------
                                                                      854,429
                                                                -------------
Total Municipal Bonds
   (cost $14,848,872)                                              15,905,564
                                                                -------------

Total Market Value of Securities - 97.54%
     (cost $ 14,848,872)                                          $15,905,564
Receivables and Other Assets
     Net of Liabilities - 2.46%                                       400,933
                                                                  -----------
Net Assets Applicable to 1,478,057
     Shares Outstanding - 100.00%                                 $16,306,497
                                                                  ===========

Net Asset Value - Delaware Tax-Free Florida
     Fund Class A ($10,464,486/949,076 Shares)                         $11.03
                                                                       ------
Net Asset Value - Delaware Tax-Free Florida
     Fund Class B ($5,110,049/462,666 Shares)                          $11.04
                                                                       ------
Net Asset Value - Delaware Tax-Free Florida
     Fund Class C ($731,962/66,315 Shares)                             $11.04
                                                                       ------

Components of Net Assets at August 31, 2002:
Shares of beneficial interest
     (unlimited authorization -  no par)                          $16,055,310
Distributions in excess of net investment income                         (181)
Accumulated net realized loss on investments                         (805,324)
Net unrealized appreciation of investments                          1,056,692
                                                                  -----------
Total net assets                                                  $16,306,497
                                                                  ===========
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Net Asset Value and Offering Price per Share -
     Delaware Tax-Free Florida Fund
Net asset value Class A (A)                                            $11.03
Sales charge (3.75% of offering price,
     or 3.90% of amount invested per share)(B)                           0.43
                                                                       ------
Offering price                                                         $11.46
                                                                       ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                Delaware Tax-Free Florida Insured Fund
       of Net Assets (continued)          August 31, 2002

                                                     Principal      Market
                                                     Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.08%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 2.90%
  Lee County Florida Airport Revenue
      Series B 5.75% 10/1/33 (FSA)                $ 3,000,000   $   3,239,370
                                                                -------------
                                                                    3,239,370
                                                                -------------
Dedicated Tax & Fees Revenue Bonds - 16.58%
   Dade County, Florida Professional
     Special Assessment
     4.75% 10/1/30 (MBIA)                           3,590,000       3,489,480
   Florida Department Transportation
     5.00% 7/1/31 (FGIC)                            2,500,000       2,502,950
   Orange County Florida Tourist
     Development Revenue
     Series B 4.75% 10/1/20 (AMBAC)                 1,000,000       1,007,440
   Osceola County Celebration Community
     Development District Special
     Assessment 6.10 % 5/1/16 (MBIA)                  650,000         699,413
   Osceola County Enterprise Community
     Development District Special
     Assessment 6.10% 5/1/16 (MBIA)                   770,000         828,535
  +Palm Beach County Florida Criminal
     Justice Facilities Revenue Inverse
     Floater 9.62% 6/1/12 (FGIC)                    7,500,000       9,963,975
                                                                -------------
                                                                   18,491,793
                                                                -------------
Higher Education Revenue Bonds - 2.84%
   Broward County, Florida Educational
     Facilities Authority Revenue
     (Nova Southeastern University)
     5.25% 4/1/27 (RADIAN)                          1,000,000       1,010,540
   Dade County Florida Educational
     Facilities Authority
     (University of Miami) Series A
     5.75% 4/1/29 (AMBAC)                           2,000,000       2,161,960
                                                                -------------
                                                                    3,172,500
                                                                -------------
Hospital Revenue Bonds - 20.12%
   Escambia County Health Facilities
     Authority (Florida Healthcare
     Facilities)(VHA Program)
     5.95% 7/1/20 (AMBAC)                           4,500,000       5,159,115
   Highlands County Health Facilities
     Authority Series A (Adventist Health
     System/Sunbelt) 6.00% 11/15/31                 1,000,000       1,044,300
   Indian River County Hospital District
     (Indian River Memorial Hospital)
     6.10% 10/1/18 (FSA)                            3,000,000       3,275,880
   Lee Memorial Health Systems
     Series A 5.00% 4/1/18 (FSA)                    1,250,000       1,302,638
   Orange County, Florida Health
     Facilities Authority Revenue Hospital
     (Adventist Health System)
     5.625% 11/15/32                                4,500,000       4,523,265

                                                     Principal      Market
                                                     Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
   Palm Beach County Health Facilities
     Authority Revenue Refunding
     Hospital (Boca Raton Community
     Hospital) 5.625% 12/1/31                     $ 2,000,000   $   2,023,120
   South Broward Hospital District
     Revenue (Memorial
     Healthcare System)
     5.625% 5/1/32                                  2,500,000       2,539,900
   Tallahassee Health Facilities
     (Tallahassee Memorial Regional
     Medical Center) Series B
     6.00% 12/1/15 (MBIA)                           2,500,000       2,576,525
                                                                -------------
                                                                   22,444,743
                                                                -------------
Miscellaneous Revenue Bonds - 0.92%
   New Smyrna Beach Utilities
     Commission 6.00% 10/1/13 (FGIC)                1,000,000       1,024,040
                                                                -------------
                                                                    1,024,040
                                                                -------------
Multi Family Housing Revenue Bonds - 24.94%
   Florida Housing Finance Agency
     (Crossings Indian Run
     Apartments HUD Series V)
     6.10% 12/1/26 (AMBAC)(AMT)                       750,000         785,078
   Florida Housing Finance Agency
     (Landings at Sea Forest
     Apartments) Series T
     5.85% 12/1/18 (AMBAC)(FHA)(AMT)                  455,000         475,061
     6.05% 12/1/36 (AMBAC)(FHA)(AMT)                  700,000         728,168
   Florida Housing Finance Agency
     (Leigh Meadows Apartments
     Section 8) Series N
     6.20% 9/1/26 (AMBAC)(AMT)                      2,765,000       2,899,628
     6.30% 9/1/36 (AMBAC)(AMT)                      2,000,000       2,096,560
   Florida Housing Finance Agency
     (Mariner Club Apartments) Series K-1
     6.25% 9/1/26 (AMBAC)(AMT)                      2,000,000       2,100,800
     6.375% 9/1/36 (AMBAC)(AMT)                     3,500,000       3,680,670
   Florida Housing Finance Agency
     (Riverfront Apartments Section 8)
     Series A 6.25% 4/1/37
     (AMBAC)(AMT)                                   1,000,000       1,055,590
   Florida Housing Finance Agency
     (Spinnaker Cove Apartments)
     Series G
     6.50% 7/1/36 (AMBAC)(AMT)                        500,000         527,465
   Florida Housing Finance Agency
     (Sterling Palms Apartments)
     Series D-1
     6.30% 12/1/16 (AMBAC)(AMT)                     1,000,000       1,065,610
     6.40% 12/1/26 (AMBAC)(AMT)                     1,500,000       1,581,135
     6.50% 6/1/36 (AMBAC)(AMT)                      6,540,000       6,895,121

Statements                                Delaware Tax-Free Florida Insured Fund
       of Net Assets (continued)

                                                     Principal      Market
                                                     Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
 Multi Family Housing Revenue Bonds (continued)
   Florida Housing Finance Agency
      (Woodbridge Apartments)
      Series L
      6.15% 12/1/26 (AMBAC)(AMT)                 $  1,750,000   $   1,834,945
      6.25% 6/1/36 (AMBAC)(AMT)                     2,000,000       2,095,700
                                                                -------------
                                                                   27,821,531
                                                                -------------
 Municipal Lease Revenue Bonds - 3.70%
   Osceola County School Board
      Certificates of Participation Series A
      5.25% 6/1/27 (AMBAC)                          4,000,000       4,128,800
                                                                -------------
                                                                    4,128,800
                                                                -------------
 Ports & Harbors Revenue Bonds - 0.92%
   Canaveral Port Authority
      6.00% 6/1/12 (FGIC)                           1,000,000       1,023,350
                                                                -------------
                                                                    1,023,350
                                                                -------------
*Pre-Refunded Bonds - 10.07%
   Miramar Wastewater
      Improvement Assessment
      6.75% 10/1/25-04 (FGIC)                       2,425,000       2,704,700
   Palm Beach Solid Waste Authority
      6.00% 12/1/07-02 (MBIA)                       1,000,000       1,031,900
      6.25% 12/1/08-02 (MBIA)                       2,000,000       2,065,060
   Port St Lucie Utility System
      6.00% 9/1/24-04 (FGIC)                        5,000,000       5,434,500
                                                                -------------
                                                                   11,236,160
                                                                -------------
 Public Power Revenue Bonds - 1.80%
   Florida State Municipal Power Agency
      Revenue (Stanton II Project)
      5.00% 10/1/26 (AMBAC)                         2,000,000       2,011,720
                                                                -------------
                                                                    2,011,720
                                                                -------------
 School District General Obligation Bonds - 5.46%
   Brevard County, Florida School Board
      4.75% 7/1/22 (AMBAC)                          4,250,000       4,225,435
   Florida State Board of Education
      Capital Outlay Public Education
      Series B 4.50% 6/1/28 (MBIA)                  2,000,000       1,868,000
                                                                -------------
                                                                    6,093,435
                                                                -------------
   Territorial General Obligation Bonds - 2.55%
     Puerto Rico Commonwealth Public
        Improvement Series A
        5.50% 7/1/19 (MBIA)                         2,500,000       2,848,575
                                                                -------------
                                                                    2,848,575
                                                                -------------

                                                     Principal      Market
                                                     Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Turnpike/Toll Road Revenue Bonds - 1.35%
   Tampa-Hillsborough County
     Expressway Authority
     5.00% 7/1/35 (FGIC)                          $ 1,500,000   $   1,500,270
                                                                -------------
                                                                    1,500,270
                                                                -------------
Water & Sewer Revenue Bonds - 3.93%
   JEA, Florida Water and Sewer
     Systems Revenue Series A
     5.375% 10/1/30 (MBIA)                          2,000,000       2,032,360
   Tampa Bay Water Utility Systems
     Revenue Series B
     5.00% 10/1/31 (FGIC)                           1,150,000       1,151,196
   Tampa Water and Sewer Revenue
     6.00% 10/1/16 (FSA)                            1,000,000       1,199,950
                                                                -------------
                                                                    4,383,506
                                                                -------------
Total Municipal Bonds
   (cost $102,184,731)                                            109,419,793
                                                                -------------

Total Market Value of Securities - 98.08%
   (cost $102,184,731)                                            109,419,793
                                                                -------------
Receivables and Other Assets
   Net of Liabilities - 1.92%                                       2,136,804
                                                                -------------
Net Assets Applicable to 9,845,164
   Shares Outstanding - 100.00%                                 $ 111,556,597
                                                                =============

Net Asset Value - Delaware Tax-Free Florida
   Insured Fund Class A
   ($105,773,088/9,334,908 Shares)                                     $11.33
                                                                       ------
Net Asset Value - Delaware Tax-Free Florida
   Insured Fund Class B
   ($5,223,066/460,812 Shares)                                         $11.33
                                                                       ------
Net Asset Value - Delaware Tax-Free Florida
   Insured Fund Class C
   ($560,443/49,444 Shares)                                            $11.33
                                                                       ------

Statements                                Delaware Tax-Free Florida Insured Fund
       of Net Assets (continued)

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2002:
Shares of beneficial interest
   (unlimited authorization - no par)                            $109,892,637
Accumulated net realized loss on investments                       (5,571,102)
Net unrealized appreciation of investments                          7,235,062
                                                                 ------------
Total net assets                                                 $111,556,597
                                                                 ============

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

+An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term rates. Interest rate disclosed is in effect as of August 31, 2002.

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Florida Insured Fund
Net asset value Class A (A)                                            $11.33
Sales charge (3.75% of offering price,
   or 3.88% of amount invested per share)(B)                             0.44
                                                                       ------
Offering price                                                         $11.77
                                                                       ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                Delaware Tax-Free Florida Insured Fund
       of Net Assets (continued)          August 31, 2002

                                                     Principal      Market
                                                     Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.61%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 6.93%
   New York City Industrial Development
     (JFK AIRIS Project)
     5.50% 7/1/28 (AMT)                          $    500,000   $     468,265
   Onondaga County Industrial
     Development Authority Revenue
     (Subordinated Air Cargo)
     7.25% 1/1/32 (AMT)                               500,000         499,085
                                                                -------------
                                                                      967,350
                                                                -------------
Dedicated Tax & Fees Revenue Bonds - 20.27%
   Metropolitan Transportation Authority
     New York Dedicated Tax Series A
     6.125% 4/1/17 (FGIC)                           1,000,000       1,151,239
   Metropolitan Transportation Authority
     New York Service Contract
     Commuter Facilities Series O
     5.75% 7/1/13                                     400,000         466,988
   Schenectady, New York Metroplex
     Development Authority Revenue
     Series A 5.375% 12/15/21                         500,000         512,675
   Triborough Bridge and Tunnel Authority
     Series A 5.00% 1/1/32                            700,000         698,348
                                                                -------------
                                                                    2,829,250
                                                                -------------
Higher Education Revenue Bonds - 17.46%
   Albany, New York Industrial
     Development Agency
     (Albany Law School Project) Series A
     5.75% 10/1/30 (RADIAN)                           300,000         321,285
   Albany, New York Industrial
     Development Agency
     (Sage Colleges Project) Series A
     5.30% 4/1/29                                     500,000         493,170
   Amherst, New York Industrial Agency
     Civic Facilities Revenue
     (UBF Faculty Student Housing)
     Series A 5.75% 8/1/30 (AMBAC)                    200,000         219,094
   New York State Dormitory Authority
     Revenue (Pratt Institute)
     6.00% 7/1/20 (RADIAN)                            500,000         557,799
   New York State Dormitory Authority
     Revenue (State University)
     7.50% 5/15/11                                    270,000         331,476
   Onondaga County Industrial
     Development Agency
     (Le Moyne College) Series A
     5.625% 12/1/21                                   500,000         514,075
                                                                -------------
                                                                    2,436,899
                                                                -------------
Hospital Revenue Bonds - 8.54%
   New York State Dormitory Authority
     Revenue (Chapel Oaks)
     (LOC Allied Irish Bank)
     5.45% 7/1/26                                     450,000         457,740

                                                     Principal      Market
                                                     Amount         Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
--------------------------------------------------------------------------------
 Hospital Revenue Bonds (continued)
   New York State Dormitory Authority
      Revenue (Millard Fillmore Hospital)
      5.375% 2/1/32 (AMBAC) (FHA)                   $ 450,000   $     460,674
   New York State Dormitory Authority
      Revenue Mental Health Series D
      5.90% 2/15/12                                   250,000         273,783
                                                                -------------
                                                                    1,192,197
                                                                -------------
 Investor Owned Utilities Revenue Bonds - 6.95%
   New York City Industrial
      Development Agency (Brooklyn
      Navy Yard Cogen Partners)
      5.75% 10/1/36 (AMT)                             450,000         446,648
   New York State Energy Research &
      Development Authority Pollution
      Control Revenue (Central Hudson Gas)
      5.45% 8/1/27 (AMBAC)                            500,000         523,090
                                                                -------------
                                                                      969,738
                                                                -------------
 Municipal Lease Revenue Bonds - 3.58%
   Albany, New York Industrial
      Development Agency Civic
      Facility Revenue
      (Charitable Leadership Project)
      Series A 5.75% 7/1/26                           500,000         498,795
                                                                -------------
                                                                      498,795
                                                                -------------
 Parking Revenue Bonds - 3.70%
   Albany, New York Parking Authority
      Revenue 5.625% 7/15/25                          500,000         516,800
                                                                -------------
                                                                      516,800
                                                                -------------
 Political Subdivision General Obligation Bonds - 3.28%
   New York City Series C
      5.375% 11/15/27                                 450,000         457,241
                                                                -------------
                                                                      457,241
                                                                -------------
*Pre-Refunded Bonds - 5.23%
   New York State Dormitory Authority
      Revenue (State University)
      7.50% 5/15/11-05                                130,000         166,257
   New York State Thruway Authority
      Service Contract Revenue Local
      Highway & Bridge
      6.25% 4/1/14-05                                 500,000         564,080
                                                                -------------
                                                                     730,337
                                                                -------------
 Recreational Area Revenue Bonds - 3.69%
   Cicero, New York Local Development
      Corporation Revenue (Cicero
      Community Recreation Project)
      Series A 6.75% 5/1/42                           500,000         515,380
                                                                -------------
                                                                      515,380
                                                                -------------

Statements                                Delaware Tax-Free Florida Insured Fund
       of Net Assets (continued)

                                                     Principal      Market
                                                     Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Single Family Housing Revenue Bonds - 7.85%
   New York State Mortgage Agency
        Revenue (Homeowner Mortgage)
        Series 88 6.25% 4/1/30 (AMT)               $1,000,000     $ 1,095,370

                                                                  -----------
                                                                    1,095,370
                                                                  -----------
Territorial Revenue Bonds - 11.13%
   Puerto Rico Commonwealth Highway
        & Transportation Authority
        Highway Revenue Series Y
        5.50% 7/1/36                                  475,000         510,046
   Puerto Rico Public Buildings Authority
        Guaranteed Education & Health
        Facilities Series M
        5.75% 7/1/15                                1,000,000       1,043,650
                                                                  -----------
                                                                    1,553,696
                                                                  -----------
Total Municipal Bonds
   (cost $12,921,277)                                              13,763,053
                                                                  -----------

Total Market Value of Securities - 98.61%
     (cost $ 12,921,277)                                           13,763,053
Receivables and Other Assets
   Net of Liabilities - 1.39%                                         193,194
                                                                  -----------
Net Assets Applicable to 1,349,927
   Shares Outstanding - 100.00%                                   $13,956,247
                                                                  ===========

Net Asset Value - Delaware Tax-Free
   New York Fund Class A
   ($9,489,659/917,421 Shares)                                         $10.34
                                                                       ------
Net Asset Value - Delaware Tax-Free
   New York Fund Class B
   ($3,352,067/324,562 Shares)                                         $10.33
                                                                       ------
Net Asset Value - Delaware Tax-Free
   New York Fund Class C
   ($1,114,521/107,944 Shares)                                         $10.32
                                                                       ------

Components of Net Assets at August 31, 2002:
Shares of beneficial interest
   (unlimited authorization - no par)                             $13,592,724
Distributions in excess of net investment income                         (655)
Accumulated net realized loss on investments                         (477,598)
Net unrealized appreciation of investments                            841,776
                                                                  -----------
Total net assets                                                  $13,956,247
                                                                  ===========

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
LOC - Letter of Credit
RADIAN - Insured by Radian Asset Assurance

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free New York Fund
Net asset value Class A (A)                                            $10.34
Sales charge (3.75% of offering price,
   or 3.87% of amount invested per share)(B)                             0.40
                                                                       ------
Offering price                                                         $10.74
                                                                       ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements
       of Operations                                                                                      Year Ended August 31, 2002

                                                                              Delaware             Delaware              Delaware
                                                                              Tax-Free             Tax-Free              Tax-Free
                                                                            Florida Fund     Florida Insured Fund      New York Fund
Investment Income:
   Interest                                                                 $   868,996           $ 6,273,415           $   760,976
                                                                            -----------           -----------           -----------
Expenses:
   Management fees                                                               86,524               551,355                76,580
   Distribution expenses-- Class A                                               26,239               262,946                24,949
   Distribution expenses-- Class B                                               46,789                48,083                28,048
   Distribution expenses-- Class C                                                5,634                 2,821                11,520
   Dividend disbursing and transfer agent fees and expenses                      12,759                89,111                15,374
   Reports and statements to shareholders                                         6,925                44,745                 6,931
   Accounting and administration expenses                                         6,815                47,750                 6,027
   Professional fees                                                              6,757                42,752                 5,109
   Registration fees                                                              2,898                11,389                10,328
   Custodian fees                                                                 1,973                 6,223                 1,691
   Trustees' fees                                                                   988                 4,364                   914
   Other                                                                          4,345                26,026                 3,571
                                                                            -----------           -----------           -----------
                                                                                208,646             1,137,565               191,042
   Less expenses absorbed or waived                                             (49,467)             (100,422)              (90,013)
   Less expenses paid indirectly                                                 (1,793)               (6,307)               (1,703)
                                                                            -----------           -----------           -----------
   Total expenses                                                               157,386             1,030,836                99,326
                                                                            -----------           -----------           -----------
Net Investment Income                                                           711,610             5,242,579               661,650
                                                                            -----------           -----------           -----------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized gain on investments                                             182,704               766,040                51,624
   Net change in unrealized appreciation/depreciation of investments             50,716               255,033               (50,467)
                                                                            -----------           -----------           -----------
Net Realized and Unrealized Gain on Investments                                 233,420             1,021,073                 1,157
                                                                            -----------           -----------           -----------

Net Increase in Net Assets Resulting from Operations                        $   945,030           $ 6,263,652           $   662,807
                                                                            ===========           ===========           ===========

See accompanying notes

Statements
       of Changes in Net Assets

                                                         Delaware Tax-Free          Delaware Tax-Free          Delaware Tax-Free
                                                            Florida Fund           Florida Insured Fund           New York Fund

                                                             Year Ended                Year Ended                  Year Ended
                                                        8/31/02      8/31/01      8/31/02       8/31/01       8/31/02      8/31/01
Increase (Decrease) in Net Assets from Operations:
   Net investment income                             $   711,610  $   680,548  $  5,242,579  $  5,463,670  $   661,650  $   613,283
   Net realized gain on investments                      182,704      110,480       766,040       248,460       51,624        7,452
   Net change in unrealized
          appreciation/depreciation of investments        50,716      531,464       255,033     4,414,914      (50,467)     648,492
                                                     -----------  -----------  ------------  ------------  -----------  -----------
   Net increase in net assets resulting from
          operations                                     945,030    1,322,492     6,263,652    10,127,044      662,807    1,269,227
                                                     -----------  -----------  ------------  ------------  -----------  -----------

Dividends and Distributions to Shareholders from:
   Net investment income:
          Class A                                       (501,105)    (475,686)   (5,037,013)   (5,254,189)    (494,892)    (521,535)
          Class B                                       (187,869)    (185,084)     (194,236)     (207,663)    (118,158)     (78,234)
          Class C                                        (22,636)     (19,778)      (11,330)       (2,089)     (48,600)     (13,514)
                                                     -----------  -----------  ------------  ------------  -----------  -----------
                                                        (711,610)    (680,548)   (5,242,579)   (5,463,941)    (661,650)    (613,283)
                                                     -----------  -----------  ------------  ------------  -----------  -----------
Capital Share Transactions:
   Proceeds from shares sold:
          Class A                                      1,408,493    2,813,889     6,986,446     3,220,640      965,399      475,768
          Class B                                      1,066,869    1,326,486       969,051       394,336      937,942    1,537,390
          Class C                                        200,000      117,529       500,099            --       68,645    1,100,260

   Net asset value of shares issued upon reinvestment
          of dividends and distributions:
          Class A                                        184,329      162,956     1,711,943     1,723,858      313,811      338,477
          Class B                                         73,100       66,628        80,923        84,977       49,223       33,306
          Class C                                          9,025        7,169         8,714           433       45,482       10,482
                                                     -----------  -----------  ------------  ------------  -----------  -----------
                                                       2,941,816    4,494,657    10,257,176     5,424,244    2,380,502    3,495,683
                                                     -----------  -----------  ------------  ------------  -----------  -----------
   Cost of shares repurchased:
          Class A                                     (2,023,575)  (1,378,278)  (11,258,670)  (12,739,447)  (1,948,355)  (1,249,190)
          Class B                                       (756,732)    (966,332)     (883,500)     (946,503)    (156,584)    (463,982)
          Class C                                         (5,800)     (63,177)      (11,382)           --     (203,370)          --
                                                     -----------  -----------  ------------  ------------  -----------  -----------
                                                      (2,786,107)  (2,407,787)  (12,153,552)  (13,685,950)  (2,308,309)  (1,713,172)
                                                     -----------  -----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets derived
     from capital share transactions                     155,709    2,086,870    (1,896,376)   (8,261,706)      72,193    1,782,511
                                                     -----------  -----------  ------------  ------------  -----------  -----------
Net Increase (Decrease) in Net Assets:                   389,129    2,728,814      (875,303)   (3,598,603)      73,350    2,438,455

Net Assets:
   Beginning of year                                  15,917,368   13,188,554   112,431,900   116,030,503   13,882,897   11,444,442
                                                     -----------  -----------  ------------  ------------  -----------  -----------
   End of year                                       $16,306,497  $15,917,368  $111,556,597  $112,431,900  $13,956,247  $13,882,897
                                                     ===========  ===========  ============  ============  ===========  ===========

See accompanying notes

Financial
       Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Delaware Tax-Free Florida Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Year                      Eight Months    Year
                                                                                 Ended                         Ended       Ended
                                                             8/31/02(1)   8/31/01     8/31/00     8/31/99   8/31/98(2)  12/31/97(3)

Net asset value, beginning of period                          $10.870     $10.420     $10.530     $11.230     $11.02      $10.520

Income (loss) from investment operations:
Net investment income                                           0.514       0.513       0.518       0.532       0.374       0.591
Net realized and unrealized gain (loss) on investments          0.160       0.450      (0.110)     (0.688)      0.215       0.523
                                                              -------     -------     -------     -------     ------      -------
Total from investment operations                                0.674       0.963       0.408      (0.156)      0.589       1.114
                                                              -------     -------     -------     -------     ------      -------

Less dividends and distributions from:
Net investment income                                          (0.514)     (0.513)     (0.518)     (0.532)     (0.374)     (0.594)
Net realized gain on investments                                   --          --          --      (0.012)     (0.005)     (0.020)
                                                              -------     -------     -------     -------     ------      -------
Total dividends and distributions                              (0.514)     (0.513)     (0.518)     (0.544)     (0.379)     (0.614)
                                                              -------     -------     -------     -------     ------      -------

Net asset value, end of period                                $11.030     $10.870     $10.420     $10.530     $11.23      $11.020
                                                              =======     =======     =======     =======     ======      =======

Total return(4)                                                 6.42%       9.48%       4.11%      (1.50%)      5.44%      10.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $10,464     $10,747     $ 8,711     $11,406      $9,988      $7,506
Ratio of expenses to average net assets(5)                      0.75%       0.75%       0.75%       0.62%       0.55%       0.56%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly           1.06%       0.97%       1.10%       1.16%       1.10%       1.11%
Ratio of net investment income to average net assets            4.78%       4.84%       5.11%       4.81%       4.92%       5.53%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           4.47%       4.62%       4.76%       4.27%       4.37%       4.98%
Portfolio turnover                                                57%         40%         64%         30%         20%         19%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5) Ratio for the year ended August 31, 2002, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 0.76%. See accompanying notes

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Delaware Tax-Free Florida Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Year                      Eight Months    Year
                                                                                 Ended                         Ended       Ended
                                                             8/31/02(1)   8/31/01     8/31/00     8/31/99   8/31/98(2)  12/31/97(3)

Net asset value, beginning of period                          $10.890     $10.430     $10.540     $11.240      $11.03    $ 10.530

Income (loss) from investment operations:
Net investment income                                           0.433       0.434       0.443       0.449       0.318      0.527
Net realized and unrealized gain (loss) on investments          0.150       0.460      (0.110)     (0.688)      0.215      0.531
                                                              -------     -------     -------     -------      ------    --------
Total from investment operations                                0.583       0.894       0.333      (0.239)      0.533      1.058
                                                              -------     -------     -------     -------      ------    --------

Less dividends and distributions from:
Net investment income                                          (0.433)     (0.434)     (0.443)     (0.449)     (0.318)    (0.538)
Net realized gain on investments                                   --          --          --      (0.012)     (0.005)    (0.020)
                                                              -------     -------     -------     -------      ------    --------
Total dividends and distributions                              (0.433)     (0.434)     (0.443)     (0.461)     (0.323)    (0.558)
                                                              -------     -------     -------     -------      ------    --------

Net asset value, end of period                                $11.040     $10.890     $10.430     $10.540      $11.24    $ 11.030
                                                              =======     =======     =======     =======      ======    ========

Total return(4)                                                 5.52%       8.76%       3.34%      (2.24%)      4.91%      10.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $ 5,110      $4,655      $4,045      $4,468      $3,368      $2,685
Ratio of expenses to average net assets(5)                      1.50%       1.50%       1.50%       1.37%       1.30%       1.10%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly     1.81%       1.72%       1.85%       1.91%       1.85%       1.65%
Ratio of net investment income to average net assets            4.03%       4.09%       4.36%       4.06%       4.17%       4.99%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           3.72%       3.87%       4.01%       3.52%       3.62%       4.44%
Portfolio turnover                                                57%         40%         64%         30%         20%         19%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5) Ratio for the year ended August 31, 2002, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.51%.


See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Delaware Tax-Free Florida Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Year                      Eight Months    Year
                                                                                 Ended                         Ended       Ended
                                                             8/31/02(1)   8/31/01     8/31/00     8/31/99   8/31/98(2)  12/31/97(3)

Net asset value, beginning of period                          $10.880     $10.420     $10.530     $11.240     $11.020     $10.520

Income (loss) from investment operations:
Net investment income                                           0.433       0.434       0.446       0.449       0.318       0.511
Net realized and unrealized gain (loss) on investments          0.160       0.460      (0.110)     (0.698)      0.225       0.521
                                                              -------     -------     -------     -------     -------     -------
Total from investment operations                                0.593       0.894       0.336      (0.249)      0.543       1.032
                                                              -------     -------     -------     -------     -------     -------

Less dividends and distributions from:
Net investment income                                          (0.433)     (0.434)     (0.446)     (0.449)     (0.318)     (0.512)
Net realized gain on investments                                   --          --          --      (0.012)     (0.005)     (0.020)
                                                              -------     -------     -------     -------     -------     -------
Total dividends and distributions                              (0.433)     (0.434)     (0.446)     (0.461)     (0.323)     (0.532)
                                                              -------     -------     -------     -------     -------     -------

Net asset value, end of period                                $11.040     $10.880     $10.420     $10.530     $11.240     $11.020
                                                              =======     =======     =======     =======     =======     =======

Total return(4)                                                 5.63%       8.79%       3.38%      (2.33%)      5.01%      10.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $   732     $   516     $   433     $   722      $  554     $   133
Ratio of expenses to average net assets(5)                      1.50%       1.50%       1.50%       1.37%       1.30%       1.31%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly           1.81%       1.72%       1.85%       1.91%       1.85%       1.86%
Ratio of net investment income to average net assets            4.03%       4.09%       4.36%       4.06%       4.17%       4.78%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           3.72%       3.87%       4.01%       3.52%       3.62%       4.23%
Portfolio turnover                                                57%         40%         64%         30%         20%         19%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5) Ratio for the year ended August 31, 2002, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.51%.


See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Tax-Free Florida Insured Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Year                      Eight Months    Year
                                                                                 Ended                         Ended       Ended
                                                             8/31/02(1)   8/31/01     8/31/00     8/31/99    8/31/98(2) 12/31/97(3)

Net asset value, beginning of period                         $ 11.230     $10.770     $10.750    $ 11.370    $ 11.240    $ 10.710

Income (loss) from investment operations:
Net investment income                                           0.532       0.527       0.525       0.537       0.355       0.548
Net realized and unrealized gain (loss) on investments          0.100       0.460       0.020      (0.620)      0.130       0.536
                                                              -------     -------     -------    --------     -------    --------
Total from investment operations                                0.632       0.987       0.545      (0.083)      0.485       1.084
                                                              -------     -------     -------    --------     -------    --------

Less dividends and distributions from:
Net investment income                                          (0.532)     (0.527)     (0.525)     (0.537)     (0.355)     (0.554)
                                                              -------     -------     -------    --------     -------    --------
Total dividends and distributions                              (0.532)     (0.527)     (0.525)     (0.537)     (0.355)     (0.554)
                                                              -------     -------     -------    --------     -------    --------

Net asset value, end of period                                $11.330     $11.230     $10.770    $ 10.750     $11.370    $ 11.240
                                                              =======     =======     =======    ========     =======    ========

Total return(4)                                                 5.83%       9.39%       5.29%     (0.83%)       4.38%      10.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $105,773     $107,36     $110,70    $125,838    $146,659    $162,097
Ratio of expenses to average net assets                         0.90%       0.90%       0.91%       0.85%       0.87%       0.79%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly           0.99%       0.97%       1.01%       0.85%       1.05%       0.85%
Ratio of net investment income to average net assets            4.80%       4.81%       4.98%       4.77%       4.72%       5.07%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           4.71%       4.74%       4.88%       4.77%       4.54%       5.01%
Portfolio turnover                                                46%         12%         56%         25%         13%         15%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Tax-Free Florida Insured Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Year                      Eight Months    Year
                                                                                 Ended                         Ended       Ended
                                                             8/31/02(1)   8/31/01     8/31/00     8/31/99    8/31/98(2) 12/31/97(3)

Net asset value, beginning of period                         $ 11.230    $ 10.770    $ 10.750    $ 11.370    $  11.23    $ 10.710

Income (loss) from investment operations:
Net investment income                                           0.445       0.443       0.448       0.452       0.299       0.477
Net realized and unrealized gain (loss) on investments          0.100       0.460       0.016      (0.620)      0.139       0.523
                                                             --------    --------    --------    --------    --------    --------
Total from investment operations                                0.545       0.903       0.464      (0.168)      0.438       1.000
                                                             --------    --------    --------    --------    --------    --------

Less dividends and distributions from:
Net investment income                                          (0.445)     (0.443)     (0.444)     (0.452)     (0.298)     (0.480)
                                                             --------    --------    --------    --------    --------    --------
Total dividends and distributions                              (0.445)     (0.443)     (0.444)     (0.452)     (0.298)     (0.480)
                                                             --------    --------    --------    --------    --------    --------

Net asset value, end of period                               $ 11.330    $ 11.230    $ 10.770    $ 10.750    $  11.37    $ 11.230
                                                             ========    ========    ========    ========    ========    ========

Total return(4)                                                 5.01%       8.56%       4.50%      (1.58%)      3.95%       9.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $  5,223    $  5,014    $  5,272    $  4,799    $  4,202    $  3,943
Ratio of expenses to average net assets                         1.65%       1.65%       1.66%       1.60%       1.62%       1.46%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly           1.74%       1.72%       1.76%       1.60%       1.80%       1.52%
Ratio of net investment income to average net assets            4.05%       4.06%       4.23%       4.02%       3.97%       4.40%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           3.96%       3.99%       4.13%       4.02%       3.79%       4.34%
Portfolio turnover                                                46%         12%         56%         25%         13%         15%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Delaware Tax-Free Florida Insured Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  1/8/99(2)(3)
                                                                                    Year Ended                         to
                                                                       8/31/02(1)     8/31/01       8/31/00         8/31/99

Net asset value, beginning of period                                    $ 11.240     $ 10.780      $ 10.760        $ 11.370

Income (loss) from investment operations:
Net investment income                                                      0.447        0.443         0.454           0.286
Net realized and unrealized gain (loss) on investments                     0.090        0.460         0.010          (0.610)
                                                                        --------     --------      --------        --------
Total from investment operations                                           0.537        0.903         0.464          (0.324)
                                                                        --------     --------      --------        --------

Less dividends and distributions from:
Net investment income                                                     (0.447)      (0.443)       (0.444)         (0.286)
                                                                        --------     --------      --------        --------
Total dividends and distributions                                         (0.447)      (0.443)       (0.444)         (0.286)
                                                                        --------     --------      --------        --------

Net asset value, end of period                                          $ 11.330     $ 11.240      $ 10.780        $ 10.760
                                                                        ========     ========      ========        ========

Total return(4)                                                            4.93%        8.45%         4.49%          (2.91%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $    560     $     53      $     51        $    107
Ratio of expenses to average net assets                                    1.65%        1.65%         1.66%           1.60%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly                      1.74%        1.72%         1.76%           1.60%
Ratio of net investment income to average net assets                       4.05%        4.06%         4.23%           4.02%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly                      3.96%        3.99%         4.13%           4.02%
Portfolio turnover                                                           46%          12%           56%             25%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Shares of Delaware Investments Tax-Free Florida Insured Fund Class C were initially offered on September 29, 1997. On or about September 29, 1997, Class C sold shares, which were subsequently repurchased on December 18, 1997. There were no shares sold or outstanding from December 19, 1997 through January 7, 1999. Shareholder data for Class C for the period September 29, 1997 through December 18, 1997 are not disclosed because Management does not believe them to be meaningful.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Delaware Tax-Free New York Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Year                      Eight Months    Year
                                                                                 Ended                         Ended       Ended
                                                             8/31/02(1)   8/31/01     8/31/00     8/31/99    8/31/98(2) 12/31/97(3)

Net asset value, beginning of period                         $ 10.350    $  9.820    $  9.880    $ 10.670    $  10.64     $10.690

Income (loss) from investment operations:
Net investment income                                           0.503       0.523       0.535       0.523       0.362       0.603
Net realized and unrealized gain (loss) on investments         (0.010)      0.530     (0.060)      (0.766)      0.040       0.128
                                                             --------    --------    --------    --------    --------     -------
Total from investment operations                                0.493       1.053       0.475      (0.243)      0.402       0.731
                                                             --------    --------    --------    --------    --------     -------

Less dividends and distributions from:
Net investment income                                          (0.503)     (0.523)     (0.535)     (0.523)     (0.362)     (0.606)
Net realized gain on investments                                   --          --          --      (0.024)     (0.010)     (0.175)
                                                             --------    --------    --------    --------    --------     -------
Total dividends and distributions                              (0.503)     (0.523)     (0.535)     (0.547)     (0.372)     (0.781)
                                                             --------    --------    --------    --------    --------     -------

Net asset value, end of period                               $ 10.340    $ 10.350    $  9.820    $  9.880    $  10.67     $10.640
                                                             ========    ========    ========    ========    ========     =======

Total return(4)                                                 4.98%      11.03%       5.09%     (2.44%)       3.85%       7.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $  9,490    $ 10,169    $ 10,082    $ 10,580    $  9,978     $ 9,563
Ratio of expenses to average net assets(5)                      0.50%       0.50%       0.50%       0.66%       1.00%       1.00%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly           1.15%       1.02%       1.25%       1.19%       1.15%       1.39%
Ratio of net investment income to average net assets            4.98%       5.23%       5.58%       4.99%       5.12%       5.66%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           4.33%       4.71%       4.83%       4.46%       4.97%       5.27%
Portfolio turnover                                                43%         27%         34%         21%         21%         30%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5) Ratio for the year ended August 31, 2002, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 0.51%.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Delaware Tax-Free New York Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Year                      Eight Months    Year
                                                                                 Ended                         Ended       Ended
                                                             8/31/02(1)   8/31/01     8/31/00     8/31/99    8/31/98(2) 12/31/97(3)

Net asset value, beginning of period                         $ 10.330    $  9.810    $  9.860    $ 10.650     $10.610    $ 10.650

Income (loss) from investment operations:
Net investment income                                           0.426       0.448       0.462       0.445       0.311       0.524
Net realized and unrealized gain (loss) on investments             --       0.520     (0.050)     (0.766)       0.049       0.136
                                                             --------    --------    --------    --------     -------    --------
Total from investment operations                                0.426       0.968       0.412     (0.321)       0.360       0.660
                                                             --------    --------    --------    --------     -------    --------

Less dividends and distributions from:
Net investment income                                          (0.426)     (0.448)     (0.462)     (0.445)     (0.310)     (0.525)
Net realized gain on investments                                   --          --          --      (0.024)     (0.010)     (0.175)
                                                             --------    --------    --------    --------     -------    --------
Total dividends and distributions                              (0.426)     (0.448)     (0.462)     (0.469)     (0.320)     (0.700)
                                                             --------    --------    --------    --------     -------    --------

Net asset value, end of period                               $ 10.330    $ 10.330    $  9.810    $  9.860     $10.650    $ 10.610
                                                             ========    ========    ========    ========     =======    ========

Total return4                                                   4.30%      10.12%       4.41%     (3.18%)       3.44%       6.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $  3,352    $  2,507    $  1,297    $  1,435     $   469    $    167
Ratio of expenses to average net assets5                        1.25%       1.25%       1.25%       1.41%       1.75%       1.75%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly           1.90%       1.77%       2.00%       1.94%       1.90%       2.14%
Ratio of net investment income to average net assets            4.23%       4.48%       4.83%       4.24%       4.37%       4.91%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           3.58%       3.96%       4.08%       3.71%       4.22%       4.52%
Portfolio turnover                                                43%         27%         34%         21%         21%         30%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5) Ratio for the year ended August 31, 2002, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.26%.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Delaware Tax-Free New York Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Year                      Eight Months    Year
                                                                                 Ended                         Ended       Ended
                                                             8/31/02(1)   8/31/01     8/31/00     8/31/99    8/31/98(2) 12/31/97(3)

Net asset value, beginning of period                         $ 10.330    $  9.800    $  9.860   $    10.6   $0 10.610    $ 10.660

Income (loss) from investment operations:
Net investment income                                           0.426       0.449       0.462       0.445       0.308       0.522
Net realized and unrealized gain (loss) on investments         (0.010)      0.530      (0.060)     (0.756)      0.042       0.128
                                                             --------    --------    --------   ---------   ---------    --------
Total from investment operations                                0.416       0.979       0.402       (0.311)     0.350       0.650
                                                             --------    --------    --------   ---------   ---------    --------

Less dividends and distributions from:
Net investment income                                          (0.426)     (0.449)     (0.462)     (0.445)      (0.310)    (0.525)
Net realized gain on investments                                   --          --          --      (0.024)     (0.010)     (0.175)
                                                             --------    --------    --------   ---------   ---------    --------
Total dividends and distributions                              (0.426)     (0.449)     (0.462)     (0.469)     (0.320)     (0.700)
                                                             --------    --------    --------   ---------   ---------    --------

Net asset value, end of period                               $ 10.320    $ 10.330    $  9.800   $   9.860   $  10.640    $ 10.610
                                                             ========    ========    ========   =========   =========    ========

Total return(4)                                                 4.20%      10.23%       4.31%     (3.08%)       3.35%       6.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $ 1,115    $  1,206      $   66      $  112        $ 58    $     56
Ratio of expenses to average net assets(5)                      1.25%       1.25%       1.25%       1.41%       1.75%       1.75%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly           1.90%       1.77%       2.00%       1.94%       1.90%       2.14%
Ratio of net investment income to average net assets            4.23%       4.48%       4.83%       4.24%       4.37%       4.91%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           3.58%       3.96%       4.08%       3.71%       4.22%       4.52%
Portfolio turnover                                                43%         27%         34%         21%         21%         30%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5) Ratio for the year ended August 31, 2002, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.26%.

See accompanying notes

Notes                                                            August 31, 2002
       to Financial Statements

Voyageur Mutual Funds (the "Trust") is organized as a Delaware business trust and offers six series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. Voyageur Investment Trust (the "Trust") is organized as a Massachusetts business trust and offers five series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund. These financial statements and the related notes pertain to Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund (each a "Fund" or, collectively, as the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free Florida Fund and Delaware Tax-Free Florida Insured Fund is to seek as high a level of current income exempt from federal income tax and from Florida state intangibles tax, as is consistent with preservation of capital. The investment objective of Delaware Tax-Free New York Fund is to seek as high a level of current income exempt from federal income tax and from New York state personal income tax, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available, are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principles -- As required, effective September 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") that requires amortization of all discount or premium on debt securities. Prior to September 1, 2001, the Funds were recognizing market discount at disposition for financial reporting purposes, which conformed to the Funds' policy for federal income tax purposes. This change had no impact on the Funds for the year ended August 31, 2002. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly." The amounts of these expenses for the year ended August 31, 2002 were as follows:

                           Delaware           Delaware          Delaware
                           Tax-Free           Tax-Free          Tax-Free
                           Florida        Florida Insured       New York
                            Fund                Fund              Fund
                            ----                ----              ----
Commission
   reimbursements          $  378               $2,647            $  334
Earnings credits            1,415                3,660             1,369

Notes
       to Financial Statements (continued)

2. Investment Management, Administration Agreements and
   Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                            Delaware Tax-Free     Delaware Tax-Free    Delaware Tax-Free
                              Florida Fund      Florida Insured Fund      New York Fund
                            -----------------   --------------------   -----------------
On the first $500 million        0.55%                 0.50%                 0.55%
On the next $500 million         0.50%                0.475%                 0.50%
On the next $1.5 billion         0.45%                 0.45%                 0.45%
In excess of $2.5 billion       0.425%                0.425%                0.425%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2003 as shown below.

                                    Delaware Tax-Free   Delaware Tax-Free    Delaware Tax-Free
                                    Florida Fund         Florida Insured    Fund New York Fund
                                    ------------         ---------------    ------------------
The operating expense limitation
   as a percentage of average daily
   net assets (per annum)               0.50%                  0.65%              0.25%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At August 31, 2002, the Funds had receivables from or liabilities payable to affiliates as follows:

                                                        Delaware Tax-Free      Delaware Tax-Free     Delaware Tax-Free
                                                          Florida Fund       Florida Insured Fund       New York Fund
                                                        -----------------    --------------------    ------------------
Investment management fee payable to DMC                    $(3,859)             $(35,431)               $    --
Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC              (1,064)               (8,689)                (1,447)
Other expenses payable to DMC and affiliates                 (1,014)               (6,966)                  (950)
Receivable from DMC under expense limitation agreement           --                    --                  5,880

For the year ended August 31, 2002, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                                        Delaware Tax-Free      Delaware Tax-Free     Delaware Tax-Free
                                                          Florida Fund       Florida Insured Fund       New York Fund
                                                        -----------------    --------------------    ------------------
                                                             $4,438                $5,420                 $1,120

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the year ended August 31, 2002, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                        Delaware Tax-Free      Delaware Tax-Free     Delaware Tax-Free
                                                          Florida Fund       Florida Insured Fund       New York Fund
                                                        -----------------    --------------------    ------------------
Purchases                                                   $8,765,377           $50,541,556             $6,036,907
Sales                                                        8,850,260            53,606,474              5,873,371

Notes
       to Financial Statements (continued)

3. Investments (continued)
At August 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                        Delaware Tax-Free      Delaware Tax-Free     Delaware Tax-Free
                                                          Florida Fund       Florida Insured Fund       New York Fund
                                                        -----------------    --------------------    ------------------
Cost of investments                                        $14,848,872           $102,184,731            $12,921,277
                                                           ===========           ============            ===========
Aggregate unrealized appreciation                          $ 1,056,692           $  7,235,062            $   864,864
Aggregate unrealized depreciation                                   --                     --                (23,088)
                                                           -----------           ------------            -----------
Net unrealized appreciation                                $ 1,056,692           $  7,235,062            $   841,776
                                                           ===========           ============            ===========

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended August 31, 2002 and 2001 was as follows:

                                                Delaware Tax-Free              Delaware Tax-Free               Delaware Tax-Free
                                                   Florida Fund              Florida Insured Fund                New York Fund
                                              ----------------------        ----------------------          ----------------------
                                                    Year Ended                     Year Ended                     Year Ended
                                               8/31/02      8/31/01          8/31/02       8/31/01           8/31/02       8/31/01

Tax-exempt income                             $711,610     $680,548        $5,242,579    $5,463,941          $661,650     $613,283

As of August 31, 2002, the components of net assets on a tax basis were as follows:

                                                        Delaware Tax-Free      Delaware Tax-Free     Delaware Tax-Free
                                                          Florida Fund       Florida Insured Fund       New York Fund
                                                        -----------------    --------------------    ------------------
Shares of beneficial interest                              $16,055,310           $109,892,637            $13,592,724
Distributions in excess of net investment income                  (181)                    --                   (655)
Capital loss carryforwards                                    (805,324)            (5,571,102)              (477,598)
Unrealized appreciation of investments                       1,056,692              7,235,062                841,776
                                                           -----------           ------------            -----------
Net assets                                                 $16,306,497           $111,556,597            $13,956,247
                                                           ===========           ============            ===========

For federal income tax purposes, each Fund had accumulated capital losses as of August 31, 2002, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                                                        Delaware Tax-Free      Delaware Tax-Free     Delaware Tax-Free
Year of Expiration                                        Florida Fund       Florida Insured Fund       New York Fund
------------------                                      -----------------    --------------------    ------------------
2003                                                       $     --              $4,327,963              $     --
2004                                                             --                 735,445                    --
2008                                                        162,206                 507,694                    --
2009                                                        643,118                      --               477,598
                                                           --------              ----------              --------
Total                                                      $805,324              $5,571,102              $477,598
                                                           ========              ==========              ========

Notes
       to Financial Statements (continued)

5. Capital Shares
Transactions in capital shares were as follows:

                                                Delaware Tax-Free              Delaware Tax-Free               Delaware Tax-Free
                                                   Florida Fund              Florida Insured Fund                New York Fund
                                               ----------------------       ----------------------          ----------------------
                                                    Year Ended                     Year Ended                     Year Ended
                                                8/31/02       8/31/01        8/31/02       8/31/01           8/31/02       8/31/01

Shares sold:
  Class A                                     131,609       267,115         631,311       294,909             95,323        47,354
  Class B                                      99,043       124,580          86,670        35,673             92,435       153,810
  Class C                                      18,621        11,041          44,972            --              6,765       109,046

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                      17,131        15,374         154,363       157,254             30,996        33,819
  Class B                                       6,776         6,278           7,291         7,754              4,868         3,330
  Class C                                         838           675             785            39              4,500         1,037
                                             --------      --------      ----------    ----------           --------      --------
                                              274,018       425,063         925,392       495,629            234,887       348,396
                                             --------      --------      ----------    ----------           --------      --------

Shares repurchased:
  Class A                                    (188,236)     (130,192)     (1,014,758)   (1,164,917)          (191,366)     (125,006)
  Class B                                     (70,614)      (91,077)        (79,670)      (86,232)           (15,392)      (46,754)
  Class C                                        (530)       (5,900)         (1,028)           --            (20,091)           --
                                             --------      --------      ----------    ----------           --------      --------
                                             (259,380)     (227,169)     (1,095,456)   (1,251,149)          (226,849)     (171,760)
                                             --------      --------      ----------    ----------           --------      --------
Net increase (decrease)                        14,638       197,894        (170,064)     (755,520)             8,038       176,636
                                             ========      ========      ==========    ==========           ========      ========

6. Line of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2002 or at any time during the year.

7. Credit and Market Risk
The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

8. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distribution on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2002, each Fund designates distributions paid during the year as follows:

                                                        Delaware Tax-Free      Delaware Tax-Free     Delaware Tax-Free
                                                          Florida Fund       Florida Insured Fund       New York Fund
                                                        -----------------    --------------------    ------------------
(A) Long-Term Capital Gains Distributions (Tax Basis)           --                    --                     --
(B) Ordinary Income Distributions (Tax Basis)                   --                    --                     --
(C) Tax-Exempt Distributions (Tax Basis)                      100%                  100%                   100%
Total Distributions (Tax Basis)                               100%                  100%                   100%

(A), (B) and (C) are based on a percentage of each Fund's total distributions.

Report
       of Independent Auditors

To the Shareholders and Board of Trustees
Voyageur Investment Trust -- Delaware Tax-Free Florida Fund
Voyageur Investment Trust -- Delaware Tax-Free
                             Florida Insured Fund

Voyageur Mutual Funds -- Delaware Tax-Free New York Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund (the "Funds") as of August 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at August 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ermst & Young LLP

Philadelphia, Pennsylvania
October 4, 2002

Board of Trustees/Officers
     Addendum
A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                              Principal         Number of             Other
         Name,                   Position(s)                                Occupation(s)   Portfolios in Fund    Directorships
       Address                    Held with          Length of Time             During       Complex Overseen        Held by
    and Birthdate                  Fund(s)               Served              Past 5 Years       by Trustee           Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1()(5)   Chairman              2 Years          Since January 1, 2000,        89             None
    2005 Market Street          and Trustee                            Mr. Haldeman has served in
     Philadelphia, PA                                               various capacities at different
           19103                                                     times at Delaware Investments(2)

     October 29, 1948                                                   President/Chief Operating
                                                                              Officer/Director -
                                                                           United Asset Management
                                                                        (January 1998 - January 2000)

                                                                              Partner/Director -
                                                                            Cooke and Bieler, Inc.
                                                                            (Investment Management)
                                                                          (June 1974 - January 1998)

    David K. Downes(3)           President,            9 Years -             Mr. Downes has            107    Director/President -
    2005 Market Street         Chief Executive    Executive Officer         served in various                   Lincoln National
     Philadelphia, PA             Officer,                                executive capacities               Convertible Securities
           19103               Chief Financial    3 Years - Trustee        at different times                      Fund, Inc.
                             Officer and Trustee                        at Delaware Investments
      January 8, 1940                                                                                         Director/President -
                                                                                                                   Lincoln National
                                                                                                                  Income Fund, Inc.
Independent Trustees

     Walter P. Babich              Trustee             14 Years           Board Chairman -             107            None
   460 North Gulph Road                                              Citadel Constructors, Inc.
   King of Prussia, PA                                                    (1989 - Present)
           19406

      October 1, 1927

      John H. Durham               Trustee           23 Years(4)          Private Investor             107          Trustee -
       P.O. Box 819                                                                                             Abington Memorial
    Gwynedd Valley, PA                                                                                         Hospital Foundation
           19437
                                                                                                              President/Director -
      August 7, 1937                                                                                            22 WR Corporation

      John A. Fry(5)               Trustee              1 Year               President -               89         Director -
       P.O. Box 3003                                                Franklin & Marshall College                Sovereign Bancorp
      Lancaster, PA                                                    (June 2002 - Present)
           17604                                                                                                  Director -
                                                                     Executive Vice President -                 Sovereign Bank
                                                                     University of Pennsylvania
       May 28, 1960                                                   (April 1995 - June 2002)


                                                                      Principal            Number of             Other
         Name,             Position(s)                              Occupation(s)      Portfolios in Fund    Directorships
       Address              Held with        Length of Time             During          Complex Overseen        Held by
    and Birthdate            Fund(s)             Served              Past 5 Years      by Trustee/Officer   Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Anthony D. Knerr          Trustee            12 Years        Founder/Managing Director -       107              None
   500 Fifth Avenue                                             Anthony Knerr & Associates
     New York, NY                                                 (Strategic Consulting)
         10110                                                       (1990 - Present)

   December 7, 1938

     Ann R. Leven            Trustee            13 Years      Treasurer/Chief Fiscal Officer -    107           Director -
    785 Park Avenue                                              National Gallery of Art                    Recoton Corporation
     New York, NY                                                     (1994 - 1999)
         10021                                                                                                  Director -
                                                                                                              Systemax, Inc.
   November 1, 1940
                                                                                                              Director - Andy
                                                                                                             Warhol Foundation

   Thomas F. Madison         Trustee            8 Years              President/Chief              107       Director - Valmont
200 South Fifth Street                                             Executive Officer -                       Industries, Inc.
      Suite 2100                                                   MLM Partners, Inc.
   Minneapolis, MN                                              (Small Business Investing                     Director - ACI
         55402                                                       and Consulting)                         Telecentrics Inc.
                                                                (January 1993 - Present)
   February 25, 1936                                                                                        Director - Digital
                                                                                                                River Inc.

                                                                                                             Director - Rimage
                                                                                                                Corporation

   Janet L. Yeomans          Trustee            3 Years        Vice President Treasurer -         107              None
  Building 220-13W-37                                                3M Corporation
     St. Paul, MN                                                 (July 1995 - Present)
         55144
                                                                  Ms. Yeomans has held
     July 31, 1948                                                 various management
                                                               positions at 3M Corporation
                                                                       since 1983.

Officers

   William E. Dodge      Executive Vice         2 Years       Executive Vice President and        107              None
  2005 Market Street      President and                        Chief Investment Officer -
   Philadelphia, PA     Chief Investment                           Equity of Delaware
         19103          Officer - Equity                    Investment Advisers, a series of
                                                                   Delaware Management
     June 29, 1949                                                   Business Trust
                                                                 (April 1999 - Present)

                                                                   President, Director
                                                                    of Marketing and
                                                               Senior Portfolio Manager -
                                                               Marvin & Palmer Associates
                                                                 (Investment Management)
                                                               (August 1996 - April 1999)

                                                                          Principal               Number of             Other
         Name,                Position(s)                               Occupation(s)         Portfolios in Fund    Directorships
       Address                 Held with         Length of Time             During             Complex Overseen        Held by
    and Birthdate               Fund(s)              Served              Past 5 Years              by Officer          Officer
------------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

 Jude T. Driscoll(6)          Executive Vice         1 Year      Executive Vice President and         107               None
  2005 Market Street           President and                        Head of Fixed-Income of
   Philadelphia, PA               Head of                        Delaware Investment Advisers,
         19103                 Fixed-Income                          a series of Delaware
                                                                   Management Business Trust
    March 10, 1963                                                  (August 2000 - Present)

                                                                   Senior Vice President and
                                                               Director of Fixed-Income Process -
                                                                  Conseco Capital Management
                                                                   (June 1998 - August 2000)

                                                                      Managing Director -
                                                                  NationsBanc Capital Markets
                                                                  (February 1996 - June 1998)


  Richard J. Flannery    Executive Vice President,   4 Years      Mr. Flannery has served in         107               None
  2005 Market Street        General Counsel and                  various executive capacities
   Philadelphia, PA    Chief Administrative Officer                  at different times at
         19103                                                       Delaware Investments.

  September 30, 1957

  Richelle S. Maestro      Senior Vice President,    3 Years       Ms. Maestro has served in         107               None
  2005 Market Street       Deputy General Counsel                various executive capacities
   Philadelphia, PA             and Secretary                        at different times at
         19103                                                       Delaware Investments.

   November 26, 1957

   Michael P. Bishof       Senior Vice President     6 Years       Mr. Bishof has served in          107               None
  2005 Market Street           and Treasurer                     various executive capacities
   Philadelphia, PA                                                  at different times at
         19103                                                       Delaware Investments.

    August 18, 1962

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware Investments
       Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Growth Allocation Portfolio
   Delaware Balanced Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                                 Affiliated Officers                         Contact Information

Walter P. Babich                                  William E. Dodge                            Investment Manager
Board Chairman                                    Executive Vice President and                Delaware Management Company
Citadel Constructors, Inc.                        Chief Investment Officer, Equity            Philadelphia, PA
King of Prussia, PA                               Delaware Investments Family of Funds
                                                  Philadelphia, PA                            International Affiliate
David K. Downes                                                                               Delaware International Advisers Ltd.
President  and Chief  Executive  Officer          Jude T. Driscoll                            London, England
Delaware  Investments Family of Funds             Executive Vice President and
Philadelphia, PA                                  Head of Fixed Income                        National Distributor
                                                  Delaware Investments Family of Funds        Delaware Distributors, L.P.
John H. Durham                                    Philadelphia, PA                            Philadelphia, PA
Private Investor
Gwynedd Valley, PA                                Richard J. Flannery                         Shareholder Servicing, Dividend
                                                  President and Chief Executive Officer       Disbursing and Transfer Agent
Anthony D. Knerr                                  Delaware Distributors, L.P.                 Delaware Service Company, Inc.
Consultant                                        Philadelphia, PA                            2005 Market Street
Anthony Knerr & Associates                                                                    Philadelphia, PA 19103-7094
New York, NY                                      Richelle S. Maestro
                                                  Senior Vice President, Deputy General       For Shareholders
Ann R. Leven                                      Counsel and Secretary                       800 523-1918
Former Treasurer/Chief Fiscal Officer             Delaware Investments Family of Funds
National Gallery of Art                           Philadelphia, PA                            For Securities Dealers and Financial
Washington, DC                                                                                Institutions Representatives Only
                                                  Michael P. Bishof                           800 362-7500
Thomas F. Madison                                 Senior Vice President and Treasurer
President and Chief Executive Officer             Delaware Investments Family of Funds        Web site
MLM Partners, Inc.                                Philadelphia, PA                            www.delawareinvestments.com
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN
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(6707)                                                        Printed in the USA
AR-FLNY [8/02] VG 10/02                                                    J8650